UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2010

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

123 Chuangye Road
Haizhou District, Fuxin City,
Liaoning, PRC, 123000
(Address of Principal Executive Offices)

(86) 418-3995066
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On April 26, 2010, the Company’s auditors, Malone & Bailey PC (“Malone”) resigned as the Company’s independent accounting firm at the request of the Company and on April 27, 2010, our Board of Directors accepted Malone’s resignation and appointed Zhonglei Certified Public Accountants Co.,Ltd ("Zhonglei") as our new independent registered public accounting firm.

The reports of Malone on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Malone had raised substantial doubt about the Company's ability to continue as a going concern . The decision to appoint Zhonglei as our independent accountants was approved by our Board of Directors on April 27, 2010.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Malone with a copy of this disclosure before its filing with the SEC. We requested that Malone provide us with a letter addressed to the SEC stating whether or not it agreed with the above statements as soon as possible. We have not received a response from Malone and will file an amendment to this report incorporating this letter if and when we receive such a response.

New Independent Accountants

Our Board of Directors approved the appointment of Zhonglei as our new independent registered public accounting firm effective as of April 27, 2010. During the two most recent fiscal years and through the date of our engagement, we did not consult with Zhonglei regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Zhonglei, Zhonglei did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to appoint Zhonglei as our new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.

Date: April 28, 2010	/s/ Hong Tan
Hong Tan
Chief Financial Officer